Exhibit 4.1

DELAWARE

SEAL

2009

CORPORATE

Kite Pharma, Inc.

CHIEF OPERATING OFFICER AND

CHIEF FINANCIAL OFFICER

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

INCORPORATED UNDER THE LAWS

OF THE STATE OF DELAWARE

SEE REVERSE FOR CERTAIN DEFINITIONS

CUSIP 49803L 10 9

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, $0.001 PAR VALUE, PER SHARE, OF

Kite Pharma, Inc.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

COUNTERSIGNED AND REGISTERED:

AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC

(Brooklyn, NY)

TRANSFER AGENT AND REGISTRAR

By:

AUTHORIZED SIGNATURE

Kite Pharma, Inc.

KP

CHAIRMAN, PRESIDENT AND

CHIEF EXECUTIVE OFFICER

FOR VALUE RECEIVED, hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

IDENTIFYING NUMBER OF ASSIGNEE

PLEASE PRINT OR TYPE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE

Shares

of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

Signature(s) Guaranteed

By

THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS,

STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN

APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

GUARANTEES BY A NOTARY PUBLIC ARE NOT ACCEPTABLE. SIGNATURE GUARANTEES MUST NOT BE

DATED.

THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE

FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY

CHANGE WHATSOEVER.

X

X

NOTICE:

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM

TEN ENT

JT TEN

as tenants in common

as tenants by the entireties

as joint tenants with right of

survivorship and not as tenants

in common

UNIF GIFT MIN ACT– Custodian

(Cust) (Minor)

under Uniform Gifts to Minors

Act

(State)

–

–

–

Additional abbreviations may also be used though not in the above list.